Income tax	6 Months Ended
Jun. 30, 2023
Major components of tax expense (income) [abstract]
Income tax	Income tax The income tax expense for the six months ended June 30, 2023, is recognized based on the Group’s estimate of the weighted average effective annual income tax rate expected for the full financial year. The estimated average annual tax rate used for the six months ended June 30, 2023 is 1.32% (June 30, 2022: 0.07%).